SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2001

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28238	54-1521616
(State or other jurisdiction of	(Commission file number)	(IRS Employer Identification
incorporation or organization)		No.)

11 Sundial Circle, Suite 17, Carefree, Arizona 85377

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (480) 575-6972

_______________________________________________________

(Former name or former address, if changed since last report)

ITEM 1: CHANGE IN CONTROL

ITEM 2: ACQUISITION OF ASSETS

ITEM 5: OTHER EVENTS

      Effective April 9, 2001, Guardian Technologies International, Inc. entered into an Amendment No. 1 to its Agreement and Plan of Merger dated February 19, 2001 with Vairex Corporation.

      A true and accurate copy of the Amendment to the Agreement and Plan of Merger is attached hereto as Exhibit 1.0 and incorporated herein by reference.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION                AND EXHIBITS

(c)	Exhibits

Item	Title

1.0	Amendment No. 1 to Agreement and Plan of Reorganization dated February 19, 2001

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES
INTERNATIONAL, INC.

Date: April 11, 2001	By: /s/ J. Andrew Moorer
J. Andrew Moorer, President